UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549


                               FORM 8-K


                        CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(D) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   April 4, 2005
                                                   -------------

                           II-VI Incorporated
                           ------------------
         (Exact Name of Registrant as Specified in Its Charter)

                             Pennsylvania
                             ------------
            (State or Other Jurisdiction of Incorporation)

           0-16195                          25-1214948
           -------                          ----------
 (Commission File Number)        (IRS Employer Identification No.)


375 Saxonburg Boulevard, Saxonburg, Pennsylvania         16056
---------------------------------------------------------------
(Address of Principal Executive Offices)              (Zip Code)

                            (724) 352-4455
                            --------------
         (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
                            --------------
     (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

On April 4, 2005, II-VI Incorporated (the "Company") issued a press release entitled, "II-VI Incorporated, SemiSouth Laboratories, Inc. and Mississippi State University Partner in the Development of Silicon Carbide." The full text of the Company's press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

    (c)     Exhibits.  The following exhibit is being filed pursuant to
                       Item 601 of Regulation S-K:

              99.1     Press Release





                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    II-VI INCORPORATED
                                    (Registrant)

Date:  April 5, 2005             By:     /s/ Carl J. Johnson
                                               Chairman and
                                         Chief Executive Officer



Date:  April 5, 2005             By:    /s/ Craig A. Creaturo
                                          Chief Financial Officer
                                               and Treasurer





                              EXHIBIT INDEX


      Exhibit No.               Description
      -----------               -----------

      99.1  Press Release       II-VI Incorporated, SemiSouth
                                Laboratories, Inc. and Mississippi
                                State University Partner in the
                                Development of Silicon Carbide